                                                                    Exhibit 8(b)


                        AMENDMENT TO CUSTODIAN AGREEMENT

     This Amendment to the Custodian Agreement is made as of May 17, 2001 (the "effective date") by and between Security Capital Real Estate Mutual Funds Incorporated (the "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Agreement referred to below.

     WHEREAS, the Fund and the Custodian entered into a Custodian Agreement dated as of June 30, 1998 (the "Agreement");

     WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made each series and class listed on Appendix A of the Agreement, as amended from time to time, subject to the Agreement (each such series, together with all other series subsequently established by the Fund and made subject to the Agreement in accordance with the terms thereof, shall be referred to as a "Portfolio", and, collectively, the "Portfolios");

     WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Agreement to reflect revisions to Rule 17f-5 ("Rule 17f-5") and the adoption of Rule 17f7 ("Rule l7f-7) promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund and the Custodian desire to amend and restate certain other provisions of the Agreement relating to the custody of assets of each of the Portfolios held outside of the United States.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1. Section 3 of the Agreement is hereby deleted, and new Section 3 of the Agreement is hereby added, as of the effective date of this Amendment, as set forth below.

3.   Provisions Relating to Rules 17f-5 and 17f-7
     --------------------------------------------

Section 3.1. Definitions. Capitalized terms in this Agreement shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule l7f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

Section 3.2. The Custodian as Foreign Custody Manager.

     3.2.1 Delegation to the Custodian as Foreign Custody Manager. The Fund, by resolution adopted by its Board of Directors (the "Board"), hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

     3.2.2 Countries Covered. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Agreement, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody

Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Agreement. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

     3.2.3 Scope of Delegated Responsibilities:

          (a) Selection of Eligible Foreign Custodians. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

          (b) Contracts With Eligible Foreign Custodians. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

          (c) Monitoring. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign

Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

     3.2.4 Guidelines for the Exercise of Delegated Authority. For purposes of this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

     3.2.5 Reporting Requirements. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.2 after the occurrence of the material change.

     3.2.6 Standard of Care as Foreign Custody Manager of a Portfolio. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

     3.2.7 Representations with Respect to Rule 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement to the Custodian as the Foreign Custody Manager of the Portfolios.

     3.2.8 Effective Date and Termination of the Custodian as Foreign Custody Manager. The Board's delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

Section 3.3 Eligible Securities Depositories.

     3.3.1 Analysis and Monitoring. The Custodian shall (a) before including a depository on Schedule B hereto, determine that it meets the definition of "Eligible Securities Depository" set forth in Section (b)(1) of Rule 17f-7 and shall promptly advise the Fund if any such depository ceases to meet the definition of "Eligible Securities Depository" set forth in Section (b)(1) of Rule 17f-7 and shall then act in accordance with the instructions of the Fund with respect to the disposition of any Foreign Assets of the Fund, (b) provide the Fund (or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (c) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

     3.3.2 Standard of Care. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1.

II. The definition of "Foreign Securities System" in Section 4.1 of the Agreement is hereby deleted and replaced as of the effective date by the following:

          "Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

III. Except as specifically superseded or modified herein, the terms and provisions of the Agreement shall continue to apply with full force and effect. In the event of any conflict between the terms of the Agreement prior to this Amendment and this Amendment, the terms of this Amendment shall prevail.

IV. Appendix A, Schedule A, Schedule B and Schedule C of the Agreement are hereby deleted as of the effective date of this Amendment, and replaced by new Appendix A, Schedule A, Schedule B and Schedule C hereto, as of the effective date of this Amendment.




                 [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.

WITNESSED BY:                               STATE STREET BANK and TRUST COMPANY


/s/ Raelene S. LaPlante                     By: /s/ Joseph L. Hooley
-----------------------------                  ---------------------------------
Raelene S. LaPlante                         Name: Joseph L. Hooley
V.P. and Assoc. Counsel                     Title: Executive Vice President







WITNESSED BY:                               SECURITY CAPTIAL REAL ESTATE MUTUAL
                                            FUNDS INCORPORATED






/s/ Michael J. Heller                       By: /s/ David Novick
----------------------------                   ---------------------------------
Michael J. Heller                           Name:  David Novick
Assistant Treasurer                         Title: Vice President

                        APPENDIX A (as of May 17, 2001)

                    Security Capital U.S. Real Estate Shares

                  Security Capital European Real Estate Shares

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                    Subcustodian

Argentina                  Citibank, N.A.

Australia                  Westpac Banking Corporation

Austria                    Erste Bank der Osterreichischen Sparkassen AG

Bahrain                    HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Bangladesh                 Standard Chartered Bank

Belgium                    Fortis Bank nv-sa

Benin                      via Societe Generale de Banques en Cote d'lvoire, Abidjan, Ivory Coast

Bermuda                    The Bank of Bermuda Limited

Bolivia                    Citibank, N.A.

Botswana                   Barclays Bank of Botswana Limited

Brazil                     Citibank, N.A.

Bulgaria                   ING Bank N.V.

Burkina Faso               via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Canada                     State Street Trust Company Canada

Chile                      BankBoston, N.A.

People's Republic          Hongkong and Shanghai Banking Corporation Limited,
of China                   Shanghai and Shenzhen branches


06/30/01                                 1

                                  STATE STREET                       SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                    Subcustodian

Colombia                   Cititrust Colombia S.A. Sociedad Fiduciaria

Costa Rica                 Banco BCT S.A.

Croatia                    Privredna Banka Zagreb d.d

Cyprus                     The Cyprus Popular Bank Ltd.

Czech Republic             Ceskoslovenska Obchodni Banka, A.S.

Denmark                    Danske Bank A/S

Ecuador                    Citibank, N.A.

Egypt                      HSBC Bank Egypt S.A.E.
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Estonia                    Hansabank

Finland                    Merita Bank Plc.

France                     BNP Paribas Securities Services, S.A.

Germany                    Dresdner Bank AG

Ghana                      Barclays Bank of Ghana Limited

Greece                     National Bank of Greece S.A.

Guinea-Bissau              via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Hong Kong                  Standard Chartered Bank

06/30/01                                2

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                    Subcustodian

Hungary                    Citibank Rt.
                           (converting to Bank Austria Creditanstalt Rt August 10, 2001)

Iceland                    Icebank Ltd.

India                      Deutsche Bank AG

                           Hongkong and Shanghai Banking Corporation Limited

Indonesia                  Standard Chartered Bank

Ireland                    Bank of Ireland

Israel                     Bank Hapoalim B.M.

Italy                      BNP Paribas, Italian Branch

Ivory Coast                Societe Generale de Banques en Cote d'lvoire

Jamaica                    Scotiabank Jamaica Trust and Merchant Bank Ltd.

Japan                      The Fuji Bank, Limited

                           Sumitomo Mitsui Banking Corporation

Jordan                     HSBC Bank Middle East
                           (as delegate of Hongkong and Shanghai Banking Corporation Limited)

Kazakhstan                 HSBC Bank Kazakhstan

Kenya                      Barclays Bank of Kenya Limited

Republic of Korea          Hongkong and Shanghai Banking Corporation Limited

Latvia                     A/s Hansabanka

06/30/01                                3

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                    Subcustodian

Lebanon                    HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Lithuania                  Vilniaus Bankas AB

Malaysia                   Standard Chartered Bank Malaysia Berhad

Mali                       via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Mauritius                  Hongkong and Shanghai Banking Corporation Limited

Mexico                     Citibank Mexico, S.A.

Morocco                    Banque Commerciale du Maroc

Namibia                    Standard Bank Namibia Limited

Netherlands                Fortis Bank (Nederland) N.V.

New Zealand                Westpac Banking Corporation

Niger                      via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Nigeria                    Stanbic Merchant Bank Nigeria Limited

Norway                     Christiania Bank og Kreditkasse ASA

Oman                       HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Pakistan                   Deutsche Bank AG

Palestine                  HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)


06/30/01                                4

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                    Subcustodian

Panama                     BankBoston, N.A.

Peru                       Citibank, N.A.

Philippines                Standard Chartered Bank

Poland                     Bank Handlowy w Warszawie S.A.

Portugal                   Banco Comercial Portugues

Qatar                      HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Romania                    ING Bank N.V.

Russia                     Credit Suisse First Boston AO - Moscow
                           (as delegate of Credit Suisse First Boston - Zurich)

Senegal                    via Societe Generale de Banques en Cote d'lvoire, Abidjan, Ivory Coast

Singapore                  The Development Bank of Singapore Limited

Slovak Republic            Ceskoslovenska Obchodni Banka, A.S.

Slovenia                   Bank Austria Creditanstalt d.d. - Ljubljana

South Africa               Standard Bank of South Africa Limited

Spain                      Banco Santander Central Hispano S.A.

SriLanka                   Hongkong and Shanghai Banking Corporation Limited

Swaziland                  Standard Bank Swaziland Limited

06/30/01                                5

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                    Subcustodian

Sweden                     Skandinaviska Enskilda Banken

Switzerland                UBS AG

Taiwan - R.O.C.            Central Trust of China

Thailand                   Standard Chartered Bank

Togo                       via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Trinidad & Tobago          Republic Bank Limited

Tunisia                    Banque Internationale Arabe de Tunisie

Turkey                     Citibank, N.A.

Ukraine                    ING Bank Ukraine

United Arab Emirates       HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

United Kingdom             State Street Bank and Trust Company, London Branch

Uruguay                    BankBoston, N.A.

Venezuela                  Citibank, N.A.

Vietnam                    The Hongkong and Shanghai
                           Banking Corporation Limited

Zambia                     Barclays Bank of Zambia Limited

Zimbabwe                   Barclays Bank of Zimbabwe Limited

06/30/01                                6

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                    Depositories

Argentina                  Caja de Valores S.A.

Australia                  Austraclear Limited

                           Reserve Bank Information and Transfer System

Austria                    Oesterreichische Kontrollbank AG
                           (Wertpapiersammelbank Division)

Belgium                    Caisse Interprofessionnelle de Depots et de Virements de Titres, S.A.

                           Banque Nationale de Belgique

Benin                      Depositaire Central - Banque de Reglement

Brazil                     Companhia Brasileira de Liquidacao e Custodia

                           Sistema Especial de Liquidacao e de Custodia (SELIC)

                           Central de Custodia e de Liquidacao Financeira de Titulos Privados (CETIP)

Bulgaria                   Central Depository AD

                           Bulgarian National Bank

Burkina Faso               Depositaire Central - Banque de Reglement

Canada                     Canadian Depository for Securities Limited

Chile                      Deposito Central de Valores S.A.

People's Republic          Shanghai Securities Central Clearing & Registration Corporation
of China

                           Shenzhen Securities Central Clearing Co., Ltd.

Colombia                   Deposito Centralizado de Valores

06/30/01                                1

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                    Depositories

Costa Rica                 Central de Valores S.A.

Croatia                    Ministry of Finance

                           National Bank of Croatia

                           Sredisnja Depozitarna Agencija d.d.

Czech Republic             Stredisko cennych papiru

                           Czech National Bank

Denmark                    Vaerdipapircentralen (Danish Securities Center)

Egypt                      Misr for Clearing, Settlement, and Depository

Estonia                    Eesti Vaartpaberite Keskdepositoorium

Finland                    Finnish Central Securities Depository

France                     Euroclear France

Germany                    Clearstream Banking AG, Frankfurt

Greece                     Bank of Greece,
                           System for Monitoring Transactions in Securities in Book-Entry Form

                           Apothetirion Titlon AE - Central Securities Depository

Guinea-Bissau              Depositaire Central - Banque de Reglement

Hong Kong                  Central Clearing and Settlement System

                           Central Moneymarkets Unit


06/30/01                                2

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                    Depositories

Hungary                    Kozponti Elszamolohaz es Ertektar (Budapest) Rt. (KELER)

Iceland                    Iceland Securities Depository Limited

India                      National Securities Depository Limited

                           Central Depository Services India Limited

                           Reserve Bank of India

Indonesia                  Bank Indonesia

                           PT Kustodian Sentral Efek Indonesia

Israel                     Tel Aviv Stock Exchange Clearing House Ltd. (TASE Clearinghouse)

Italy                      Monte Titoli S.p.A.

Ivory Coast                Depositaire Central - Banque de Reglement

Jamaica                    Jamaica Central Securities Depository

Japan                      Japan Securities Depository Center (JASDEC)

                           Bank of Japan Net System

Kazakhstan                 Central Depository of Securities

Kenya                      Central Bank of Kenya

Republic of Korea          Korea Securities Depository

Latvia                     Latvian Central Depository

06/30/01                                3

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                    Depositories

Lebanon                    Custodian and Clearing Center of Financial Instruments for
                           Lebanon and the Middle East (Midclear) S.A.L.

                           Banque du Liban

Lithuania                  Central Securities Depository of Lithuania

Malaysia                   Malaysian Central Depository Sdn. Bhd.

                           Bank Negara Malaysia,
                           Scripless Securities Trading and Safekeeping System

Mali                       Depositaire Central - Banque de Reglement

Mauritius                  Central Depository and Settlement Co. Ltd.

                           Bank of Mauritius

Mexico                     S.D. INDEVAL (Instituto para el Deposito de Valores)

Morocco                    Maroclear

Netherlands                Nederlands Centraal Instituut voor
                           Giraal Effectenverkeer B.V. (NECIGEF)

New Zealand                New Zealand Central Securities Depository Limited

Niger                      Depositaire Central - Banque de Reglement

Nigeria                    Central Securities Clearing System Limited

Norway                     Verdipapirsentralen (Norwegian Central Securities Depository)

Oman                       Muscat Depository & Securities Registration Company, SAOC

06/30/01                                4

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                    Depositories

Pakistan                   Central Depository Company of Pakistan Limited

                           State Bank of Pakistan

Palestine                  Clearing Depository and Settlement, a department
                           of the Palestine Stock Exchange

Peru                       Caja de Valores y Liquidaciones, Institucion de
                           Compensacion y Liquidacion de Valores S.A

Philippines                Philippine Central Depository, Inc.

                           Registry of Scripless Securities (ROSS) of the Bureau of Treasury

Poland                     National Depository of Securities
                           (Krajowy Depozyt Papierow Wartosciowych SA)

                           Central Treasury Bills Registrar

Portugal                   Central de Valores Mobiliarios

Qatar Central Clearing and Registration (CCR), a department of the Doha Securities Market

Romania                    National Securities Clearing, Settlement and Depository Company

                           Bucharest Stock Exchange Registry Division

                           National Bank of Romania

Russia                     Vneshtorgbank, Bank for Foreign Trade of the Russian Federation

Senegal                    Depositaire Central - Banque de Reglement

Singapore                  Central Depository (Pte) Limited


06/30/01                                5

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                    Depositories

                           Monetary Authority of Singapore

Slovak Republic            Stredisko cennych papierov

                           National Bank of Slovakia

Slovenia                   Klirinsko Depotna Druzba d.d.

South Africa               Central Depository Limited

                           Share Transactions Totally Electronic (STRATE) Ltd.

Spain                      Servicio de Compensacion y Liquidacion de Valores, S.A.

                           Banco de Espana, Central de Anotaciones en Cuenta

SriLanka                   Central Depository System (Pvt) Limited

Sweden                     Vardepapperscentralen VPC AB
                           (Swedish Central Securities Depository)

Switzerland                SegaIntersettle AG (SIS)

Taiwan - R.O.C.            Taiwan Securities Central Depository Co., Ltd.

Thailand                   Thailand Securities Depository Company Limited

Togo                       Depositaire Central - Banque de Reglement

Tunisia                    Societe Tunisienne Interprofessionelle pour la
                           Compensation et de Depots des Valeurs Mobilieres

Turkey                     Takas ve Saklama Bankasi A.S. (TAKASBANK)

                                        6
06/30/01

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                    Depositories

                           Central Bank of Turkey

Ukraine                    National Bank of Ukraine

                           Mizhregionalny Fondovy Souz

United Arab Emirates       Clearing and Depository System,
                           a department of theDubai Financial Market

Venezuela                  Banco Central de Venezuela

Zambia                     LuSE Central Shares Depository Limited

                           Bank of Zambia

TRANSNATIONAL

Euroclear

Clearstream Banking AG

                                       7
06/30/01

                                   SCHEDULE C

                               MARKET INFORMATION

Publication/Type of Information               Brief Description
-------------------------------               -----------------
(scheduled frequency)

The Guide to Custody in World Markets         An overview of settlement and safekeeping procedures,
-------------------------------------         custody practices and foreign investor considerations for
(hardcopy annually and regular                the markets in which State Street offers custodial services.
website updates)

Global Custody Network Review                 Information relating to Foreign Sub-Custodians in State
-----------------------------                 Street's Global Custody Network. The Review stands as an
(annually)                                    integral part of the materials that State Street provides to its U.S. mutual fund clients to assist them in complying
                                              with SEC Rule 17f-5. The Review also gives insight into
                                              State Street's market expansion and Foreign Sub-Custodian
                                              selection processes, as well as the procedures and controls used to monitor the financial condition and performance of our Foreign Sub-Custodian banks.

Securities Depository Review                  Custody risk analyses of the Foreign Securities Depositories
----------------------------                  presently operating in Network markets. This publication is
(annually)                                    an integral part of the materials that State Street provides to its U.S. mutual fund clients to meet informational
                                              obligations created by SEC Rule 17f-7.

Global Legal Survey                           With respect to each market in which State Street offers
------------------                            custodial services, opinions relating to whether local law
(annually)                                    restricts (i) access of a fund's independent public
                                              accountants to books and records of a Foreign Sub-Custodian or Foreign Securities System, (ii) a fund's ability to
                                              recover in the event of bankruptcy or insolvency of a
                                              Foreign Sub-Custodian or Foreign Securities System, (iii) a
                                              fund's ability to recover in the event of a loss by a
                                              Foreign Sub-Custodian or Foreign Securities System, and (iv)
                                              the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

Subcustodian Agreements                       Copies of the contracts that State Street has entered into
-----------------------                       with each Foreign Sub-Custodian that maintains U.S. mutual
(annually)                                    fund assets in the markets in which State Street offers
                                              custodial services.

Global Market Bulletin                        Information on changing settlement and custody conditions in
----------------------                        markets where State Street offers custodial services.
(daily or as necessary)                       Includes changes in market and tax regulations, depository developments, dematerialization information, as well as
                                              other market changes that may impact State Street's clients.

Foreign Custody Advisories                    For those markets where State Street offers custodial
(as necessary)                                services that exhibit special risks or infrastructures
                                              impacting custody, State Street issues market advisories to highlight those unique market factors which might impact our ability to offer recognized custody service levels.


Material Change Notices                       Informational letters and accompanying materials confirming
(presently on a quarterly                     State Street's foreign custody arrangements, including a
basis or as otherwise necessary)              summary of material changes with Foreign Sub-Custodians that have occurred during the previous quarter. The notices also identify any material changes in the custodial risks
                                              associated with maintaining assets with Foreign Securities
                                              Depositories.
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